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                            FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


               Date of Report:  December 18, 1996
                (Date of earliest event reported)


                 NATIONAL CITY BANCSHARES, INC.
     (Exact name of registrant as specified in its charter)



    INDIANA                  0-13585               35-1632155
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


 227 Main Street, P.O. Box 868, Evansville, Indiana  47705-0868
            (Address of principal executive offices)


Registrant's telephone number, including area code:  812-464-9800


Former name or former address, if changed since last report:  N/A


Date of Report:  December 23, 1996
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Pursuant to Section 13 or Section 15(b) of the Securities and
Exchange Act of 1934, Registrant hereby makes current report regarding the following event:


                  ITEM 5.  OTHER EVENTS.

     On December 18, 1996, during its regularly scheduled monthly meeting, the Board of Directors of National City
Bancshares, Inc. authorized the Corporation's officers to repurchase up to five percent of its common stock during the year 1997 at market prices. Purchases of the Corporation's stock under this program will be completed in brokered transactions or directly from the Corporation's market makers. The repurchased stock is intended to be issued in a future stock dividend.


                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL CITY BANCSHARES, INC.



Date:  December 23, 1996           /s/ HAROLD A. MANN
                                   Harold A. Mann
                                   Secretary/Treasurer
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